UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 9, 2026
Vail Resorts, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware		001-09614	51-0291762
(State or Other Jurisdiction of Incorporation or Organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

390 Interlocken Crescent
Broomfield,	Colorado		80021
(Address of Principal Executive Offices)			(Zip Code)

(303)	404-1800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	MTN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 9, 2026, Vail Holdings, Inc., a Colorado corporation ( “VHI”) and a wholly-owned subsidiary of Vail Resorts, Inc. (the “Company”), a Delaware corporation, certain subsidiaries of VHI, and the Company, as guarantors, Bank of America, N.A., as administrative agent, and certain Lenders entered into an amendment and restatement of the Ninth Amended and Restated Credit Agreement, dated as of April 24, 2024 (as so amended and restated, the “Tenth A&R Credit Agreement”).

The Tenth A&R Credit Agreement, among other things, (i) replaces each of (x) the existing term loan facility, of which $885,937,500 was outstanding immediately prior to the effectiveness of the Tenth A&R Credit Agreement, and (y) the existing $275,000,000 delayed draw term loan facility, with a new $1,275,000,000 senior term loan facility, (ii) extends the maturity date of the revolver and term loan facilities to the earlier of (x) five years from the closing date and (y) the date that is ninety days prior to the maturity of the Company’s 5.625% senior notes due 2030 so long as such notes remain outstanding and (iii) reduces the interest rate applicable to borrowings under the Tenth A&R Credit Agreement by (x) modifying the existing leverage-based pricing grid and (y) removing the 0.10% credit spread adjustment for Term Reference Rate Loans and Daily SOFR Rate Loans (each as defined in the Tenth A&R Credit Agreement).

The description above is only a summary of the Tenth A&R Credit Agreement and is qualified in its entirety by reference to the Tenth A&R Credit Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1
Tenth Amended and Restated Credit Agreement, dated February 9, 2026 among Vail Holdings, Inc., as borrower, Bank of America, N.A. as administrative agent, U.S. Bank National Association and Wells Fargo, National Association as co-syndication Agents, and the Lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vail Resorts, Inc.
Date: February 12, 2026	By:	/s/ Angela A. Korch
Angela A. Korch
Executive Vice President and Chief Financial Officer